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                                                                   Exhibit 10.30

                           LOAN MODIFICATION AGREEMENT
                           ---------------------------

     This Loan Modification Agreement is entered into as of May 5, 1995, by and between Mediqual Systems, Inc. ("Borrower") whose address is 1900 West Park Drive, Suite 250, Westboro, MA 01581 and Silicon Valley Bank, a California-chartered bank ("Lender"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

     1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Promissory Note, dated November 16, 1993 in the original principal amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) (the "Note"). The Note, together with other promissory notes from the Borrower to Lender, is governed by the terms of a Letter Agreement, dated November 16, 1993, between Borrower and Lender, as such agreement may be amended from time to time (the "Loan Agreement").

     Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Indebtedness."

     2. DESCRIPTION OF COLLATERAL: Repayment of the Indebtedness is secured by a Commercial Security Agreement, dated November 16, 1993.

     Hereinafter, the above-described security documents, together with all other documents securing payment of the Notes (and other notes executed by Borrower in favor of Lender) shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with ail other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

     3. DESCRIPTION OF CHANGE IN TERMS.

     A.   MODIFICATION(S) TO NOTE.

          1. Payable in one payment of all outstanding principal plus all accrued unpaid interest on January 5, 1996 ("Maturity Date"). In addition, Borrower will pay regular monthly payments of accrued unpaid interest due as of each payment date, beginning June 5, 1995,

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               and all subsequent interest payments are due on the same day of each month thereafter.

          2. The principal amount of the Note is hereby decreased to Five Hundred Thousand and 00/100 Dollars ($500,000.00).

          3. The interest rate to be applied to the unpaid principal balance of the Note is hereby increased, effective as of September 11, 1995, to Two (2.000) percentage point over Lender's index.

    B.    MODIFICATION(S) TO LOAN AGREEMENT.

          1. Borrower shall now provide to Lender, not later than fifteen (15) days after and as of the 1st and 15h of each week, with a Borowing Base Certificate and aged lists of accounts receivable, and not later than thirty (30) days after the end of each month with duplicate compliance certificate and monthly financial statements.

          2. The maximum available borrowing under the Note shall be: the lesser of (a) $500,000.00 or (b) seventy percent (70%) of eligible domestic trade accounts receivable within 90 days from the invoice date.

          3.   The following paragraphs are hereby amended to read as follows:

               1.   PROFITABILITY - (Tested Quarterly)

               Borrower to report positive net income for the quarter ending September 30, 1995 and thereafter.

               2.   MINIMUM EQUITY - (Tested Monthly)

               Maintain a minimum Tangible Capital Base (TCB) of ($600,000.00). TCB is defined as Stockholders' Equity plus Subordinated Debt (debt which is formally subordinated to the lender) less intangibles (including but not limited to Goodwill, Capitalized Software and Excess Purchase Costs) less deferred revenues.

               3.   LIQUIDITY - (Tested Monthly)

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                    Maintain a minimum cash plus availability under the
                    borrowing base calculation, not to be restricted by the amount of the Note to exceed the outstanding amounts of the equipment term debt.


     4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

     5. PAYMENT OF LOAN FEE. Borrower shall pay to Lender a fee in the amount of Two Thousand Five Hundred and 00/100 Dollars ($2,500.00) (the "Loan Fee).

     6. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

     7. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.
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     8. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the State of California in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement.

     9. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Lender (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Lender in California).

     10. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon payment of the Loan Fee.

     This Loan Modification Agreement is executed as of the date first written above.

                                   BORROWER:


                                   MEDIQUAL SYSTEMS, INC.


                                   By:   /s/ William C. Price
                                         --------------------------
                                   Name: William C. Price
                                         --------------------------
                                   Title: CFO
                                         --------------------------


                                   LENDER:

                                   SILICON VALLEY BANK, doing business as
                                   SILICON VALLEY EAST


                                   By:   /s/ Mark Pasculano
                                         --------------------------
                                   Name: Mark Pasculano
                                         --------------------------
                                   Title: A.V.P.
                                         --------------------------


                                   SILICON VALLEY BANK


                                   By:   /s/ Florence G. Knisley
                                         --------------------------
                                   Name: Florence G. Knisley
                                         --------------------------


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                                   Title: AVP/Supervisor
                                         --------------------------
                                   (Signed at San Jose, California)